Taxes	12 Months Ended
Dec. 31, 2010
Taxes [Abstract]
Taxes
9. Taxes:
     Tax expense (benefit) from continuing operations consisted of:

	2010	2009	2008
Domestic:
Current income taxes	$(105)	$(59,637)	$42,490
Deferred income taxes	48,468	(4,733)	24,739

	48,363	(64,370)	67,229

Foreign:
Current income taxes	2,986	3,042	7,390
Deferred income taxes	(514)	(2,801)	(3,912)

	2,472	241	3,478

Tax expense (benefit) — continuing operations	$50,835	$(64,129)	$70,707

     We operate in several tax jurisdictions. A reconciliation of the U.S. federal income tax rate of 35% for the years ended December 31, 2010, 2009 and 2008 to our effective income tax rate follows:

	2010	2009	2008
Expected provision for taxes:	$45,819	$(88,018)	$(7,659)
Increase (decrease) resulting from foreign tax rate differential	416	(659)	2,000
Change in foreign tax rates	—	68	746
Change in domestic tax rates	1,357	4,544	—
State taxes, net of federal benefit	978	(4,948)	4,989
Non-deductible expenses	2,180	18,125	70,619
Other, net	85	6,759	12

Tax expense (benefit) — continuing operations	$50,835	$(64,129)	$70,707

     Non-deductible expenses for the years ended December 31, 2009 and 2008 relate primarily to impaired goodwill with limited tax basis. There was no goodwill impairment for the year ended December 31, 2010.
     The net deferred income tax liability was comprised of the tax effect of the following temporary differences:

	2010	2009
Deferred income tax assets:
Net operating loss	$10,386	$6,909
Goodwill and intangible assets	9,240	14,487
Accrued liabilities and other	6,789	4,853
Stock-based compensation costs	4,125	6,744

	30,540	32,993
Less valuation allowance	(253)	(265)

	30,287	32,728

Deferred income tax liabilities:
Property, plant and equipment	(213,556)	(168,304)
Other	(4,621)	(4,360)

	(218,177)	(172,664)

Net deferred income tax liability	$(187,890)	$(139,936)

     The net deferred income tax liability consisted of:

	2010	2009
Domestic	$(187,988)	$(139,061)
Foreign	98	(875)

	$(187,890)	$(139,936)

     Included in our deferred tax assets are state tax net operating loss carry forwards of $9,279. We expect to generate future state taxable income to fully utilize these loss carry forwards.
     We had no U.S. federal loss carry forward at December 31, 2010 and $3,592 of U.S. loss carry forward at December 31, 2009. We have $1,107 of foreign non-capital loss carry forward at December 31, 2010, compared to $2,930 at December 31, 2009.
     No deferred income taxes were provided on $28,584 of undistributed earnings of foreign subsidiaries as of December 31, 2010, as we intend to indefinitely reinvest these funds. Upon distribution of these earnings in the form of dividends or otherwise, we may be subject to U.S. income taxes and foreign withholding taxes. It is not practical, however, to estimate the amount of taxes that may be payable on the eventual distribution of these earnings after consideration of available foreign tax credits.
     We adopted the FASB interpretation on accounting for uncertainty in income taxes as of January 1, 2007. This guidance clarifies the accounting for uncertain tax positions that may have been taken by an entity. Specifically, it prescribes a more-likely-than-not recognition threshold to measure a tax position taken or expected to be taken in a tax return through a two-step process: (1) determining whether it is more likely than not that a tax position will be sustained upon examination by taxing authorities, after all appeals, based upon the technical merits of the position; and (2) measuring to determine the amount of benefit/expense to recognize in the financial statements, assuming taxing authorities have all relevant information concerning the issue. The tax position is measured at the largest amount of benefit/expense that is greater than 50 percent likely of being realized upon ultimate settlement. This pronouncement also specifies how to present a liability for unrecognized tax benefits in a classified balance sheet, but does not change the classification requirements for deferred taxes. Under this guidance, if a tax position previously failed the more-likely-than-not recognition threshold, it should be recognized in the first subsequent financial reporting period in which the threshold is met. Similarly, a position that no longer meets this recognition threshold should no longer be recognized in the first financial reporting period in which the threshold is no longer met.
     The FASB issued additional guidance on how an entity is to determine whether a tax position has effectively settled for purposes of recognizing previously unrecognized tax benefits. Specifically, this guidance states that an entity would recognize a benefit when a tax position is effectively settled using the following criteria: (1) the taxing authority has completed its examination including all appeals and administrative reviews; (2) the entity does not plan to appeal or litigate any aspect of the tax position; and (3) it is remote that the taxing authority would examine or reexamine any aspect of the tax position, assuming the taxing authority has full knowledge of all relevant information relative to making their assessment on the position.
     We performed an examination of our tax positions and calculated the cumulative amount of our estimated exposure by evaluating each issue to determine whether the impact exceeded the 50 percent threshold of being realized upon ultimate settlement with the taxing authorities. Based upon this examination, we determined that the aggregate exposure did not have a material impact on our financial statements during the years ended December 31, 2010, 2009 and 2008. Therefore, we have not recorded an adjustment to our financial statements related to this interpretation. We will continue to evaluate our tax positions, and recognize any future impact as a charge to income in the applicable period in accordance with the standard. Our tax filings for tax years 2006 to 2009 remain open for examination by taxing authorities. We do not anticipate any significant changes in our uncertain tax positions during the next twelve months.
     Our accounting policy related to income tax penalties and interest assessments is to accrue for these costs and record a charge to selling, general and administrative expense for tax penalties and a charge to interest expense for interest assessments during the period that we take an uncertain tax position through resolution with the taxing authorities or the expiration of the applicable statute of limitations. We did not record any significant amounts related to penalties and interest during the years ended December 31, 2010, 2009 and 2008.